UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2007

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index to Exhibits on Page 3

Item 8.01	Other Events

Peoples Bancorp Inc. announced today that on July 1, 2007, Charles R. Hunsaker will retire from the company in his role as Senior Vice President and General Counsel and Rhonda L. Mears will be promoted to Vice President and General Counsel of Peoples Bancorp Inc. and its banking subsidiary, Peoples Bank.  A copy of this news release is filed with this Current Report on Form 8-K as Exhibit 99 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

a) and (b) Not applicable
c) Exhibits: The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description
99	News Release issued by Peoples Bancorp Inc. on June 8, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date: June 8, 2007	By:/s/	MARK F. BRADLEY
Mark F. Bradley
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99	News Release issued by Peoples Bancorp Inc. on June 8, 2007